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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 August 13, 2002
                Date of Report (Date of earliest event reported)

                                   EXULT, INC.
             (Exact name of registrant as specified in its chapter)

           Delaware                  0-30035                   33-0831076
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)

                         200 Innovation Drive, Suite 200
                                Irvine, CA 92612
                    (Address of principal executive offices)

                                 (949) 856 8800
               Registrant's telephone number, including area code

                            4 Park Plaza, Suite 1000
                                Irvine, CA 92614
  (Former address of principal executive offices, if changed since last report)



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                                TABLE OF CONTENTS

Item 9.  Regulation FD Disclosure

Signatures

Exhibit 99.1



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Item 9.  Regulation FD Disclosure

On August 13, 2002, the chief executive officer and chief financial officer of Exult, Inc. (the "Company") provided a written statement accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of that written statement is attached to this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

     (c)  Exhibits

99.1 Written statement of the chief executive officer and chief financial officer of Exult, Inc. dated August 13, 2002, accompanying the quarterly report on Form 10-Q of Exult, Inc. for the quarter ended June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Exult, Inc.
                                   (Registrant)

                                   /s/ Brian W. Copple, Vice President
                                   (Signature)

Date       August 13, 2002


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